Exhibit 10.15

                             AMENDMENT AGREEMENT

      This Amendment Agreement ("Agreement") is entered into as of the 24th day of August, 1999, by and among PENNICHUCK CORPORATION, a New Hampshire corporation with an address of 4 Water Street, Nashua, New Hampshire 03060 (the "Borrower"), PENNICHUCK WATER WORKS, INC., a New Hampshire corporation with an address of 4 Water Street, Nashua, New Hampshire 03060 (the "Guarantor"), and FLEET BANK - NH, a bank incorporated under the laws of the State of New Hampshire with a principal place of business at 1155 Elm Street, Manchester, New Hampshire 03101.

                            W I T N E S S E T H :

      WHEREAS, the Bank and the Borrower entered into a Loan Agreement dated October 2, 1991 establishing a Revolving Line of Credit Loan (the "Loan" or the "Line of Credit") in the amount up to $4,500,000 in favor of the Borrower, as amended and modified by agreements dated on or about June 4, 1993, March 23, 1994, May 4, 1995, July 31, 1996 and March 18, 1998 (the
"Loan Agreement");

      WHEREAS, the Guarantor executed a Limited Guaranty Agreement dated as of March 23, 1994, as amended and ratified, in which it guaranteed the payment of the Loan as governed by and limited in said Limited Guaranty Agreement (the "Limited Guaranty Agreement");

      WHEREAS, the parties have executed certain documents and instruments in connection with the Loan (collectively the "Loan Documents"); and

      WHEREAS, the Borrower, the Guarantor and the Bank have agreed to amend the Loan Documents to, among other things, reduce the maximum amount of the Line of Credit to $2,500,000 and amend the period of loan commitment under the Line of Credit to June 30, 2001.

      NOW, THEREFORE, in consideration of the foregoing and mutual covenants and agreements therein contained, the receipt and adequacy of which is hereby acknowledged, the parties covenant, stipulate and agree as follows:

            1. Representations and Warranties of the Borrower and the Guarantor. Each of the Borrower and the Guarantor represents and warrants to the Bank as follows:

                  (a) The representations, warranties and covenants of the Borrower and the Guarantor made in the Loan Documents remain true and accurate and are hereby reaffirmed as of the date hereof.

                  (b) Each of the Borrower and the Guarantor has performed, in all material respects, all obligations to be performed by it to date under the Loan Documents and no event of default exists thereunder.

                  (c) Each of the Borrower and the Guarantor is a corporation duly organized, qualified and existing in good standing under the laws of the State of New Hampshire and is duly qualified to do business in all jurisdictions in which the character of the property owned by or the nature of its activities causes such qualification to be necessary.

                  (d) The execution, delivery and performance of this Agreement and the documents relating hereto (the "Amendment Documents") are within the power of the Borrower and the Guarantor and are not in contravention of law, of either of the Borrower's or the Guarantor's Articles of Incorporation, By-laws or the terms of any other documents, agreements or undertaking to which either the Borrower or the Guarantor is a party or by which either the Borrower or the Guarantor is bound. No approval of any person, corporation, governmental body or other entity not provided herewith is a prerequisite to the execution, delivery and performance by the Borrower or the Guarantor of the Amendment Documents or any of the documents submitted to the Bank in connection with the Amendment Documents, or upon execution by the Bank to ensure the validity or enforceability thereof.

                  (e) When executed on behalf of the Borrower and the Guarantor, the Amendment Documents will constitute the legally binding obligations of the Borrower and the Guarantor, enforceable in accordance with their terms; provided, that the enforceability of any provisions in the Amendment Documents, or of any rights granted to the Bank pursuant thereto may be subject to and affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and that the right of the Bank to specifically enforce any provisions of the Amendment Documents is subject to general principles of equity.

            2. Amendment to Loan Agreement. The Loan Agreement is hereby amended as follows:

                  (a) The Loan Agreement is hereby amended by deleting the amount "Four Million Five Hundred Thousand Dollars
            ($4,500,000)" appearing in the fifth and sixth lines of Article IIA and replacing the amount with "Two Million Five Hundred Thousand Dollars ($2,500,000).

                  (b) The phrase "June 30, 2000" appearing in the tenth and eleventh lines of Article II C of the Loan Agreement is hereby deleted and replaced with "June 30, 2001".

                  (c) Article VII of the Loan Agreement is hereby amended by inserting the following new Paragraph P at the end thereof:

                       "P. Year 2000 Representation. The Borrower has reviewed the "Year 2000 Risk" (that is the risk that computer applications used by the Borrower and/or its suppliers, vendors and customers may be unable to recognize and perform without error date-sensitive functions involving certain dates prior to and any date after December 31, 1999) and represents that it is taking such action as may be necessary to ensure that the Year 2000 Risk will not adversely affect its business operations and/or financial condition."

                  (d) Article VIII is hereby amended by inserting the following new Paragraph N at the end of said Article VIII:

                       "N. Line of Credit Balance. The Borrower shall maintain a Debit Balance, as defined in the Line of Credit Note, of not more than the maximum principal sum provided for in such Note or under this Agreement at any time."

                  (e) Paragraph J of Article XII of the Loan Agreement is hereby amended by deleting the paragraph in its entirety and replacing it with the following:

                       "J. Assignment by the Bank. The Bank shall have the unrestricted right at any time or from time to time, and without the Borrower's or any Guarantor's consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an "Assignee"), and the Borrower and each Guarantor agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments to this Agreement and to any other documents, instruments and agreements executed in connection herewith as the Bank shall deem necessary to effect the foregoing. In addition, at the request of the Bank and any such Assignee, the Borrower shall issue one or more new promissory notes, as applicable, to any such Assignee and, if the Bank has retained any of its rights and obligations hereunder following such assignment, to the Bank, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the promissory note held by the Bank prior to such assignment and shall reflect the amount of the respective commitments and loans held by such Assignee and the Bank after giving effect to such assignment. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by the Bank in connection with such assignment, and the payment by Assignee of the purchase price agreed to by the Bank, and such Assignee, such Assignee shall be a party to this Agreement and shall have all of the rights and obligations of the Bank hereunder (and under any and all other guaranties, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by the Bank pursuant to the assignment documentation between the Bank and such Assignee, and the Bank shall be released from its obligations hereunder and thereunder to a corresponding extent."

                  (f) Article XII of the Loan Agreement is hereby further amended by adding the following new Paragraphs at the end of said Article XII:

                       "P. Pledge to Reserve. The Bank may at any time pledge all or any portion of its rights under the Loan Documents including any portion of the promissory note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section
                            341.  No such pledge or enforcement thereof
                            shall release the Bank from its obligations under any of the Loan Documents nor provide the Bank with any additional rights hereunder nor adversely affect the terms of the Loan.

                       Q. Usury. All agreements between the Borrower and the Bank are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Bank for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then the Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Borrower and the Bank in the execution, delivery and acceptance of this Amendment to contract in strict compliance with the laws of the State of New Hampshire from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever the Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Borrower and the Bank.

                       R. Payments. All payments required under this Loan Agreement, the Note or any other Loan Document shall be in lawful money of the United States in immediately available funds. The due dates of all payments required under the Loan Agreement, the Note or any other Loan Document are subject to adjustment in accordance with the Modified Following Business Day Convention. Modified Following Business Day Convention means the convention for adjusting any relevant date if it would otherwise fall on a day that is not a Business Day to the date that will be the first following day that is a Business Day (unless that day falls in the next calendar month, in which case that date will be the first preceding day that is a Business Day). Business Day means, in respect to any date that is specified in the Loan Agreement or the Note to be subject to adjustment in accordance with applicable Modified Following Business Day Convention, a day on which commercial banks settle payments in (a) London, if the payment obligation is calculated by reference to any LIBOR Rate or (b) New York, if the payment obligation is calculated by reference to the Prime Rate, but not including Saturdays, Sundays, legal holidays or any day on which banking institutions are required or authorized to close.

                       S. Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note or other Loan Document, the Borrower will issue, in lieu thereof, a replacement note or other security document in the same principal amount thereof and otherwise of like tenor.

                       T. THE BORROWER, THE GUARANTOR AND THE BANK MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR BANK TO ACCEPT THE NOTE AND MAKE THE LOAN."

            3. Amendment to Amended and Restated Revolving Credit Promissory Note. The Amended and Restated Revolving Promissory Note made payable by the Borrower to the Bank in the principal amount of $4,500,000 dated March 23, 1994, as amended (the "Note") is hereby further amended as follows:

                  (a) The maximum principal amount of the Note is hereby reduced to Two Million Five Hundred Thousand Dollars
            ($2,500,000).

                  (b) In accordance with the Loan Agreement, the Line of Credit is hereby renewed until June 30, 2001.

                  (c) All other terms and conditions of the Note except as amended hereby, are ratified and confirmed.

            4. Guarantor Consent. By execution hereof, the Guarantor consents to this Agreement and the transactions contemplated hereby and acknowledges and agrees that its guaranty under the Limited Guaranty Agreement applies to all amounts advanced or to be advanced under the Loan Agreement, the Note and all Loan Documents, as amended, in accordance with the terms of the Limited Guaranty Agreement.

            5. Conditions Precedent. The obligations of the Bank hereunder are subject to delivery by the Borrower and the Guarantor to the Bank of this Agreement and all other documents set forth on the Closing Agenda attached hereto as Exhibit A.

            6. Loan Documents. The Borrower and the Guarantor shall deliver this Agreement to the Bank and this Agreement shall be included in the term "the Loan Documents" in the Loan Agreement. The collateral granted to the Bank therein, including without limitation, the Limited Guaranty Agreement, shall continue to secure the Loan as set forth in the Loan Documents, as amended hereby.

            7. Future References. All references to the Loan Documents shall hereinafter refer to such documents as amended.

            8. Continuing Effect. The provisions of the Loan Document, as modified herein, shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

            9. General. (a) The Borrower and the Guarantor shall execute and deliver such additional documents and do such other acts as the Bank may reasonably require to implement the intent of this Agreement fully.

                  (b) The Borrower shall pay all costs and expenses, including, but not limited to, attorneys' fees incurred by the Bank in connection with this Agreement. The Bank, at its option, but without any obligation to do so, may advance funds to pay any such costs and expenses that are the obligation of the Borrower and all such funds advanced shall bear interest at the highest rate provided in the Loan Documents.

                  (c) This Agreement may be executed in several counterparts by the Borrower, the Bank and any obligor or guarantor of the Loan Agreement, each of which shall be deemed an original but all of which together shall constitute one and the same Agreement.

      IN WITNESS WHEREOF, the Bank, the Borrower and the Guarantor have executed this agreement by their duly authorized officers as of the date set forth above.

                                       FLEET BANK - NH

___________________________            By:_________________________________
Witness                                   Roger J. Archambault, Its Duly
                                          Authorized Vice President


                                       PENNICHUCK CORPORATION

___________________________            By:_________________________________
Witness                                   Charles J. Staab, Its Duly
                                          Authorized Vice President

                                       PENNICHUCK WATER WORKS, INC.

___________________________            By:_________________________________
Witness                                   Charles J. Staab, Its Duly
                                          Authorized Vice President


STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

      The foregoing instrument was acknowledged before me this __ day of August, 1999 by Roger J. Archambault, duly authorized Vice President of FLEET BANK - NH, a bank incorporated under the laws of the State of New Hampshire, on behalf of same.

                                       ____________________________________
                                       Justice of the Peace/Notary Public
                                       My Commission Expires:
                                       Notary Seal

STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

      The foregoing instrument was acknowledged before me this __ day of August, 1999 by Charles J. Staab, duly authorized Vice President of PENNICHUCK CORPORATION, a New Hampshire corporation, on behalf of same.

                                       ____________________________________
                                       Justice of the Peace/Notary Public
                                       My Commission Expires:
                                       Notary Seal

STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

      The foregoing instrument was acknowledged before me this __ day of August, 1999 by Charles J. Staab, duly authorized Vice President of PENNICHUCK WATER WORKS, INC., a New Hampshire corporation, on behalf of same.

                                       ____________________________________
                                       Justice of the Peace/Notary Public
                                       My Commission Expires:
                                       Notary Seal